COMPUTATIONAL MATERIALS DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Subject to Revision
Computational Materials dated January 5, 2004

$950,000,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2004-A
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2004-A (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

CREDIT SUISSE FIRST BOSTON
BANC OF AMERICA SECURITIES LLC
CITIGROUP
RBS GREENWICH CAPITAL

EXCESS SPREAD

PERIOD	FORWARD 1M LIBOR CURVE	FORWARD 6M LIBOR CURVE	STATIC LIBOR(1)	FORWARD LIBOR(1)	PERIOD	FORWARD 1M LIBOR CURVE	FORWARD 6M LIBOR CURVE	STATIC LIBOR(1)	FORWARD LIBOR(1)
1	1.080%	1.209%	4.808%	4.808%	52	5.108%	5.305%	4.913%	5.030%
2	1.159%	1.263%	4.966%	4.943%	53	5.164%	5.359%	4.888%	4.951%
3	1.176%	1.312%	4.890%	4.854%	54	5.219%	5.411%	4.929%	5.025%
4	1.228%	1.386%	4.909%	4.844%	55	5.273%	5.467%	4.889%	4.886%
5	1.256%	1.462%	4.861%	4.776%	56	5.326%	5.472%	4.884%	4.854%
6	1.326%	1.551%	4.879%	4.756%	57	5.380%	5.463%	4.915%	4.967%
7	1.409%	1.661%	4.834%	4.657%	58	5.432%	5.451%	4.875%	4.852%
8	1.455%	1.788%	4.823%	4.619%	59	5.481%	5.437%	4.906%	4.947%
9	1.612%	1.922%	4.852%	4.565%	60	5.533%	5.423%	4.865%	4.807%
10	1.698%	2.050%	4.806%	4.459%	61	5.293%	5.403%	4.861%	4.929%
11	1.792%	2.179%	4.830%	4.442%	62	5.273%	5.433%	4.962%	5.253%
12	1.971%	2.322%	4.783%	4.279%	63	5.312%	5.469%	4.851%	4.911%
13	2.155%	2.447%	4.770%	4.160%
14	2.273%	2.557%	4.855%	4.248%
15	2.374%	2.663%	4.732%	4.012%
16	2.487%	2.776%	4.745%	3.987%
17	2.596%	2.882%	4.689%	3.847%
18	2.706%	2.991%	4.700%	3.828%
19	2.810%	3.096%	4.643%	3.685%
20	2.919%	3.195%	4.619%	3.602%
21	3.027%	3.290%	4.811%	3.849%
22	3.133%	3.382%	5.007%	4.042%
23	3.237%	3.472%	5.285%	4.394%
24	3.338%	3.564%	5.250%	4.277%
25	3.397%	3.653%	5.229%	4.226%
26	3.483%	3.751%	5.312%	4.394%
27	3.571%	3.839%	5.185%	4.221%
28	3.668%	3.937%	5.204%	4.403%
29	3.762%	4.028%	5.151%	4.430%
30	3.860%	4.126%	5.170%	4.461%
31	3.953%	4.214%	5.116%	4.312%
32	4.047%	4.282%	5.098%	4.248%
33	4.136%	4.336%	5.198%	4.555%
34	4.224%	4.387%	5.143%	4.569%
35	4.316%	4.438%	5.209%	4.860%
36	4.401%	4.485%	5.158%	4.731%
37	4.336%	4.529%	5.137%	4.750%
38	4.371%	4.602%	5.171%	4.891%
39	4.441%	4.671%	5.011%	4.665%
40	4.519%	4.745%	5.026%	4.890%
41	4.592%	4.821%	4.961%	4.964%
42	4.665%	4.895%	4.964%	5.046%
43	4.737%	4.965%	4.897%	4.926%
44	4.811%	5.009%	4.878%	4.882%
45	4.878%	5.039%	4.904%	5.019%
46	4.948%	5.068%	4.862%	4.917%
47	5.019%	5.095%	4.889%	5.040%
48	5.087%	5.120%	4.847%	4.889%
49	4.986%	5.143%	4.847%	4.923%
50	4.995%	5.193%	4.927%	5.110%
51	5.052%	5.247%	4.867%	4.928%

(1) Assumes the Pricing Prepayment Speed.

Note : For purposes of demonstrating the excess spread above, we have assumed that 1-year LIBOR curve is equal to the 6-month LIBOR curve.